Exhibit 10.15

 THIS CONTRACT dated the   1st   day of       December         , 1999
                         -------        -----------------------

BETWEEN:

                                            PHON-NET.COM INC. having
                                            a place of business at 600 - 750 West Pender Street
                                            Vancouver, British Columbia, V6C 2T7

                                            (hereinafter the "Company")

                                                                                                  OF THE FIRST PART
AND:

                                            AMYX CORPORATION
                                            c/o DINNING HUNTER & CO.
                                            having a place of business at 201 - 895 Fort Street
                                            Victoria, British Columbia V8W 1H7

                                            (hereinafter "AMYX")

                                                                                                 OF THE SECOND PART

WHEREAS:

A. The Company agrees to transfer to AMYX, 2 million stock options of the Company on the terms and conditions set out below ;

AND WHEREAS:

B. AMYX agrees to provide investor relations services to European investors for a period of one calendar year effective January 1, 2000 on the terms and conditions listed below ;

NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, it is agreed by and between the parties hereto as follows:

1. THAT AMYX will provide the Company with investor services to European investors which include:

         (a) making introductions to money managers, stock brokers and other related business people who would be interested in the Company for investment purposes.

         (b) mailing the Company's corporate promotional materials and profiling the Company on e-mail services managed by the Company;

         (c) providing consulting assistance in the drafting of corporate promotional materials, including but not limited to, news releases; and

         (d) AMYX agrees to use its best efforts to raise up to $1,000,000.00 (USD) if required by the Company.

AMYX HEREBY agrees that it is responsible for all expenses incurred with respect to (a) through (c) above.

2. That the Company agrees to issue 2 million options to AMYX in exchange for the above services as follows:

         (a) the first 1 million options will be issued to AMYX at a value of $0.40 (USD) per option and must be exercised on or before July 30 th. 2000; AND

         (b) if the first million options are exercised as set out above then the Company will issue a further 1 million options at a value of $1.00(USD) per option to be exercised on or before December 31, 2000.

THIS CONTRACT may be terminated by either party with thirty (30) days written notice. All options will be cancelled unless exercised.

IN THE EVENT of a dispute, this Contract is to be interpreted in accordance with and governed by with the laws of British Columbia.

SIGNED UNDER CORPORATE SEAL                          )
PHON-NET.COM INC.                                    )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ Brian Collins                                    )
------------------------------------
Name:                                                )
                                                     )
SIGNED UNDER CORPORATE SEAL                          )
AMYX CORPORATION                                     )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ William Ray Lambert                              )
------------------------------------
Name:    William Ray Lambert                         )

THIS CONTRACT dated the 31st   day of       December         , 1999
                       -------        -----------------------

BETWEEN:

                                            PHON-NET.COM INC. having
                                            a place of business at 600 - 750 West Pender Street
                                            Vancouver, British Columbia, V6C 2T7

                                            (hereinafter the "Company")

                                                                                                  OF THE FIRST PART
AND:

                                            AMYX CORPORATION
                                            c/o DINNING HUNTER & CO.
                                            having a place of business at 201 - 895 Fort Street
                                            Victoria, British Columbia V8W 1H7

                                            (hereinafter "AMYX")

                                                                                                 OF THE SECOND PART

WHEREAS:

A. Pursuant to Option Agreement dated December 1, 1999 AMYX hereby exercises ONE MILLION (1,000,000) options at $0.40 (USD) to be included in the re-filing of the SB-2 in the near future, pursuant to the following terms and conditions:

         1. payment of TWO-HUNDRED THOUSAND DOLLARS ($200,000.00) (USD) on January 31, 2000 to PHON-NET;

         2. payment of TWO-HUNDRED THOUSAND DOLLARS ($200,000.00) (USD) on February 15, 2000 to PHON-NET.

In the event of a dispute this Agreement will be governed by and interpreted in accordance with the laws of British Columbia.

SIGNED UNDER CORPORATE SEAL                          )
PHON-NET.COM INC.                                    )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ Brian Collins                                    )
------------------------------------
Name:                      President                 )
                                                     )
SIGNED UNDER CORPORATE SEAL                          )
AMYX CORPORATION                                     )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ William Ray Lambert                              )
------------------------------------
Name:                                                )



                                       2